CAMDEN

Living Excellence

4Q17 Earnings Release & Supplemental Information

Camden Pier District • St. Petersburg, FL
Year Built 2016 • 358 Apartment Homes
Acquired January 11, 2018

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2017 OPERATING RESULTS,
2018 FINANCIAL OUTLOOK, AND FIRST QUARTER 2018 DIVIDEND

Houston, Texas (February 1, 2018) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and twelve months ended December 31, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2017	2016	2017	2016
EPS	$0.91	$0.45	$2.13	$9.05
FFO	$1.18	$1.15	$4.53	$4.64
AFFO	$0.97	$0.98	$3.84	$3.99

EPS, FFO and AFFO for the twelve months ended December 31, 2017 included approximately $0.05 per diluted share in expenses related to Hurricanes Harvey and Irma.

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	4Q17 vs. 4Q16	4Q17 vs. 3Q17	2017 vs. 2016
Revenues	3.0%	(0.2)%	2.9%
Expenses	6.3%	(4.9)%	4.1%
Net Operating Income ("NOI")	1.4%	2.5%	2.2%

Same Property Results	4Q17	4Q16	3Q17
Occupancy	95.7%	94.8%	95.9%

“We are pleased to report another strong quarter of performance, with earnings and operating results in line with our expectations,” said Richard J. Campo, Camden’s Chairman and CEO. “We expect 2018 to be another good year for Camden and the multifamily industry.”

For 2017, the Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, lease-up was completed at Camden Lincoln Station in Denver, CO, and construction commenced at Camden Downtown I in Houston, TX.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 1/30/2018
Camden NoMa II	Washington, DC	405	$107.2	68%
Total		405	$107.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 1/30/2018
Camden Shady Grove	Rockville, MD	457	$116.0	59%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Camden Downtown I	Houston, TX	271	132.0
Total		2,110	$629.0

Acquisition/Disposition Activity
On December 12, 2017, Camden sold Camden Miramar, its student housing community located in Corpus Christi, TX, for approximately $78 million.

Subsequent to quarter-end, the Company acquired Camden Pier District, a 358-home apartment community located in St. Petersburg, FL, for a total purchase price after closing costs of approximately $127 million.

Earnings Guidance
Camden provided initial earnings guidance for 2018 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2018 as detailed below.

	1Q18	2018	2018
Per Diluted Share	Range	Range	Midpoint
EPS	$0.40 - $0.44	$1.68 - $1.88	$1.78
FFO	$1.11 - $1.15	$4.62 - $4.82	$4.72

	2018	2018
Same Property Growth	Range	Midpoint
Revenues	2.5% - 3.5%	3.0%
Expenses	3.5% - 4.5%	4.0%
NOI	1.5% - 3.5%	2.5%

For 2018, the Company defines same property communities as communities owned and stabilized as of January 1, 2017, excluding properties held for sale and properties under redevelopment. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2018 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2018 dividend of $0.77 per common share, which is a 2.7% increase over the Company's prior quarterly dividend of $0.75 per share. The dividend is payable on April 17, 2018 to shareholders of record as of March 30, 2018. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 2, 2018 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 2881376
Webcast: http://services.choruscall.com/links/cpt180202.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 156 properties containing 53,391 apartment homes across the United States. Upon completion of 7 properties currently under development, the Company’s portfolio will increase to 55,501 apartment homes in 163 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Total property revenues (a)	$229,827	$217,139	$900,896	$876,447

Adjusted EBITDA	132,913	126,396	503,078	509,702

Net income attributable to common shareholders	87,989	40,893	196,422	819,823
Per share - basic	0.92	0.45	2.14	9.08
Per share - diluted	0.91	0.45	2.13	9.05

Income from continuing operations attributable to common shareholders	87,989	40,893	196,422	436,981
Per share - basic	0.92	0.45	2.14	4.81
Per share - diluted	0.91	0.45	2.13	4.79

Funds from operations	114,552	105,544	424,072	425,464
Per share - diluted	1.18	1.15	4.53	4.64

Adjusted funds from operations	93,769	90,069	359,314	366,380
Per share - diluted	0.97	0.98	3.84	3.99

Dividends per share (b)	0.75	0.75	3.00	3.00
Dividend payout ratio (FFO) (b)	63.6%	65.2%	66.2%	64.7%
Special Dividend Per Share	—	—	—	4.25

Interest expensed	20,618	23,209	86,750	93,145
Interest capitalized	3,532	4,375	15,174	18,184
Total interest incurred	24,150	27,584	101,924	111,329

Principal amortization	164	619	692	2,405

Net Debt to Annualized Adjusted EBITDA (c)	3.5x	4.3x	4.3x	4.5x
Interest expense coverage ratio	6.4x	5.4x	5.8x	5.5x
Total interest coverage ratio	5.5x	4.6x	4.9x	4.6x
Fixed charge expense coverage ratio	6.4x	5.3x	5.8x	5.3x
Total fixed charge coverage ratio	5.5x	4.5x	4.9x	4.5x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.6x	3.6x	4.6x	3.6x

Same property NOI increase (d)	1.4%	5.1%	2.2%	4.8%
(# of apartment homes included)	41,988	40,221	41,988	40,221

Gross turnover of apartment homes (annualized)	47%	50%	56%	58%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	39%	41%	46%	48%

			As of December 31,
			2017	2016
Total assets			$6,173,748	$6,028,152
Total debt			$2,204,598	$2,480,588
Common and common equivalent shares, outstanding end of period (e)			97,095	91,963
Share price, end of period			$92.06	$84.07
Book equity value, end of period (f)			$3,561,944	$3,172,590
Market equity value, end of period (g)			$8,938,565	$7,731,329

(a) Excludes discontinued operations.

(b) Excludes special dividend of $4.25 per share issued in third quarter 2016.

(c) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2016, excluding properties held for sale. YTD 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(e) Includes at December 31, 2017: 95,212 common shares (including 293 common share equivalents related to share awards & options), plus 1,883 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$197,278	$186,461	$770,540	$750,597
Other property revenues	32,549	30,678	130,356	125,850
Total property revenues	229,827	217,139	900,896	876,447

Property expenses
Property operating and maintenance (a)	53,629	49,976	217,817	206,780
Real estate taxes	27,009	23,700	110,925	104,575
Total property expenses	80,638	73,676	328,742	311,355

Non-property income
Fee and asset management	2,370	1,641	8,176	6,864
Interest and other income	1,432	836	3,011	2,202
Income on deferred compensation plans	4,902	730	16,608	5,511
Total non-property income	8,704	3,207	27,795	14,577

Other expenses
Property management	5,991	5,978	25,773	25,125
Fee and asset management	1,085	987	3,903	3,848
General and administrative (b)	13,002	12,579	50,587	47,415
Interest	20,618	23,209	86,750	93,145
Depreciation and amortization	68,193	62,767	263,974	250,146
Expense on deferred compensation plans	4,902	730	16,608	5,511
Total other expenses	113,791	106,250	447,595	425,190

Loss on early retirement of debt	—	—	(323)	—
Gain on sale of operating properties, including land	43,231	—	43,231	295,397
Equity in income of joint ventures (c)	1,965	2,073	6,822	7,125
Income from continuing operations before income taxes	89,298	42,493	202,084	457,001
Income tax expense	(216)	(413)	(1,224)	(1,617)
Income from continuing operations	89,082	42,080	200,860	455,384
Income from discontinued operations	—	—	—	7,605
Gain on sale of discontinued operations, net of tax	—	—	—	375,237
Net income	89,082	42,080	200,860	838,226
Less income allocated to non-controlling interests from continuing operations	(1,093)	(1,187)	(4,438)	(18,403)
Net income attributable to common shareholders	$87,989	$40,893	$196,422	$819,823

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$89,082	$42,080	$200,860	$838,226
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	(64)	—	1,690	—
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	(20)	(80)	(20)	(80)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	33	136	130
Comprehensive income	89,032	42,033	202,666	838,276
Less income allocated to non-controlling interests from continuing operations	(1,093)	(1,187)	(4,438)	(18,403)
Comprehensive income attributable to common shareholders	$87,939	$40,846	$198,228	$819,873

PER SHARE DATA

Total earnings per common share - basic	$0.92	$0.45	$2.14	$9.08
Total earnings per common share - diluted	0.91	0.45	2.13	9.05
Earnings per share from continuing operations - basic	0.92	0.45	2.14	4.81
Earnings per share from continuing operations - diluted	0.91	0.45	2.13	4.79

Weighted average number of common shares outstanding:
Basic	94,905	89,745	91,499	89,580
Diluted	97,068	90,844	92,515	89,903

(a) Includes approximately $3.9 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(b) Includes approximately $0.7 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(c) Includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$87,989	$40,893	$196,422	$819,823
Real estate depreciation and amortization	66,448	61,214	257,540	243,908
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,253	2,250	8,903	9,194
Income allocated to non-controlling interests	1,093	1,187	4,438	18,403
Gain on sale of operating properties, net of tax	(43,231)	—	(43,231)	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$114,552	$105,544	$424,072	$425,464

Less: recurring capitalized expenditures (b)	(20,783)	(15,475)	(64,758)	(59,084)

Adjusted funds from operations - diluted	$93,769	$90,069	$359,314	$366,380

PER SHARE DATA
Funds from operations - diluted	$1.18	$1.15	$4.53	$4.64
Adjusted funds from operations - diluted	0.97	0.98	3.84	3.99
Distributions declared per common share	0.75	0.75	3.00	3.00
Special Distributions declared per common share	—	—	—	4.25

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	97,068	91,926	93,594	91,794

PROPERTY DATA
Total operating properties (end of period) (c)	155	152	155	152
Total operating apartment homes in operating properties (end of period) (c)	53,033	52,793	53,033	52,793
Total operating apartment homes (weighted average)	46,533	45,455	46,210	48,505
Total operating apartment homes - excluding discontinued operations (weighted average)	46,533	45,455	46,210	46,934

(a) Net income attributable to common shareholders for the year ended December 31, 2017 included approximately $5.0 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
ASSETS
Real estate assets, at cost
Land	$1,021,031	$1,016,097	$1,008,459	$984,523	$967,375
Buildings and improvements	6,269,481	6,269,561	6,199,435	6,071,203	5,967,023
	7,290,512	7,285,658	7,207,894	7,055,726	6,934,398
Accumulated depreciation	(2,118,839)	(2,080,989)	(2,016,259)	(1,952,809)	(1,890,656)
Net operating real estate assets	5,171,673	5,204,669	5,191,635	5,102,917	5,043,742
Properties under development, including land	377,231	363,481	373,294	377,107	442,292
Investments in joint ventures	27,237	28,420	29,665	30,062	30,254
Total real estate assets	5,576,141	5,596,570	5,594,594	5,510,086	5,516,288
Accounts receivable – affiliates	24,038	23,620	23,592	23,634	24,028
Other assets, net (a)	195,764	189,253	155,784	147,922	142,010
Short-term investments (b)	—	—	—	—	100,000
Cash and cash equivalents	368,492	350,274	16,318	245,529	237,364
Restricted cash	9,313	9,178	8,312	8,175	8,462
Total assets	$6,173,748	$6,168,895	$5,798,600	$5,935,346	$6,028,152

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,338,628	$1,338,117	$1,437,608	$1,583,819	$1,583,236
Secured	865,970	866,134	866,292	866,476	897,352
Accounts payable and accrued expenses	128,313	127,557	116,754	120,086	137,813
Accrued real estate taxes	51,383	70,027	48,559	24,682	49,041
Distributions payable	72,943	72,962	69,347	69,326	69,161
Other liabilities (c)	154,567	154,506	134,851	123,654	118,959
Total liabilities	2,611,804	2,629,303	2,673,411	2,788,043	2,855,562

Commitments and contingencies
Non-qualified deferred compensation share awards	77,230	73,015	84,050	75,704	77,037

Equity
Common shares of beneficial interest	1,028	1,028	978	978	978
Additional paid-in capital	4,137,161	4,134,206	3,678,660	3,675,737	3,678,277
Distributions in excess of net income attributable to common shareholders	(368,703)	(383,584)	(351,910)	(317,642)	(289,180)
Treasury shares, at cost	(364,066)	(364,736)	(364,785)	(365,923)	(373,339)
Accumulated other comprehensive loss (d)	(57)	(7)	(1,795)	(1,829)	(1,863)
Total common equity	3,405,363	3,386,907	2,961,148	2,991,321	3,014,873
Non-controlling interests	79,351	79,670	79,991	80,278	80,680
Total equity	3,484,714	3,466,577	3,041,139	3,071,599	3,095,553
Total liabilities and equity	$6,173,748	$6,168,895	$5,798,600	$5,935,346	$6,028,152

(a) Includes:
net deferred charges of:	$1,125	$1,312	$1,487	$1,683	$1,915
fair value adjustment of derivative instruments:	$1,690	$1,754	$—	$—	$—

(b) Our short-term investments, at December 31, 2016, consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(c) Includes deferred revenues of:	$426	$1,463	$513	$1,455	$1,541

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2017 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	405	822	6,581	281	6,862
Houston, TX	5,912	—	—	586	6,498	2,522	9,020
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
Atlanta, GA	3,633	629	—	—	4,262	234	4,496
SE Florida	2,781	—	—	—	2,781	—	2,781
Dallas, TX	3,993	423	—	—	4,416	1,250	5,666
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Denver, CO	1,941	691	—	233	2,865	—	2,865
Phoenix, AZ	2,549	380	—	441	3,370	—	3,370
Orlando, FL	2,662	—	—	—	2,662	300	2,962
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Tampa, FL	1,928	—	—	—	1,928	450	2,378
Corpus Christi, TX	632	—	—	—	632	270	902
Total Portfolio	41,988	3,357	405	2,110	47,860	7,283	55,143

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
D.C. Metro	14.5%	15.0%	14.7%	94.8%	95.9%	96.0%	95.6%	94.9%
Houston, TX (e)	12.8%	11.5%	12.3%	96.8%	94.9%	93.3%	92.6%	92.7%
Los Angeles/Orange County, CA	7.2%	8.6%	8.3%	94.8%	95.7%	95.1%	95.5%	95.4%
Atlanta, GA	8.0%	8.9%	8.7%	95.7%	96.2%	95.8%	95.5%	95.1%
SE Florida	8.6%	7.8%	7.5%	96.0%	96.3%	95.9%	95.5%	95.9%
Dallas, TX	7.4%	7.3%	7.7%	95.3%	95.9%	95.8%	95.4%	95.6%
Charlotte, NC	5.8%	6.3%	6.2%	95.6%	96.5%	95.9%	95.0%	95.2%
Denver, CO	5.4%	6.4%	6.2%	95.1%	95.9%	95.9%	95.3%	95.1%
Phoenix, AZ	5.8%	6.0%	5.8%	95.7%	95.7%	94.0%	95.0%	95.1%
Orlando, FL	5.5%	5.0%	4.9%	97.1%	97.0%	96.6%	95.3%	95.6%
Raleigh, NC	5.2%	4.7%	4.7%	94.6%	95.5%	95.0%	93.2%	94.4%
San Diego/Inland Empire, CA	5.0%	4.5%	4.4%	95.5%	96.6%	95.5%	94.1%	94.8%
Austin, TX	3.7%	3.4%	3.8%	95.5%	96.2%	95.8%	95.6%	95.0%
Tampa, FL	4.1%	3.7%	3.8%	96.1%	96.2%	95.8%	94.9%	94.6%
Corpus Christi, TX	1.0%	0.9%	1.0%	93.3%	92.9%	92.2%	91.1%	92.1%
Total Portfolio	100.0%	100.0%	100.0%	95.6%	95.8%	95.2%	94.7%	94.7%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities, owned during the period, including those held through unconsolidated joint venture investments.

(e) Occupancy is based on habitable units and excludes approximately 75 units, located at a 304 unit joint venture community, which are being restored as a result of flooding from Hurricane Harvey. As of November 8th these units were restored and began leasing.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2017	2016	Change	2017	2016	Change
"Same Property" Communities (a)	41,988	$201,655	$195,708	$5,947	$799,951	$777,498	$22,453
Non-"Same Property" Communities (b)	3,357	20,546	15,898	4,648	77,360	49,849	27,511
Development and Lease-Up Communities (c)	2,515	2,938	—	2,938	6,034	—	6,034
Disposition/Other (d)	—	4,688	5,533	(845)	17,551	49,100	(31,549)
Total Property Revenues	47,860	$229,827	$217,139	$12,688	$900,896	$876,447	$24,449

Property Expenses
"Same Property" Communities (a)	41,988	$70,606	$66,442	$4,164	$287,828	$276,444	$11,384
Non-"Same Property" Communities (b)	3,357	7,479	5,908	1,571	28,561	18,473	10,088
Development and Lease-Up Communities (c)	2,515	1,139	—	1,139	2,399	—	2,399
Hurricane Expenses (e)	—	—	—	—	3,944	—	3,944
Disposition/Other (d)	—	1,414	1,326	88	6,010	16,438	(10,428)
Total Property Expenses	47,860	$80,638	$73,676	$6,962	$328,742	$311,355	$17,387

Property Net Operating Income
"Same Property" Communities (a)	41,988	$131,049	$129,266	$1,783	$512,123	$501,054	$11,069
Non-"Same Property" Communities (b)	3,357	13,067	9,990	3,077	48,799	31,376	17,423
Development and Lease-Up Communities (c)	2,515	1,799	—	1,799	3,635	—	3,635
Hurricane Expenses (e)	—	—	—	—	(3,944)	—	(3,944)
Disposition/Other (d)	—	3,274	4,207	(933)	11,541	32,662	(21,121)
Total Property Net Operating Income	47,860	$149,189	$143,463	$5,726	$572,154	$565,092	$7,062

Income from Discontinued Operations (f)		Three Months Ended December 31,			Twelve Months Ended December 31,
		2017	2016		2017	2016
Property Revenues		$—	$—		$—	$19,184
Property Expenses		—	—		—	(6,898)
Property Net Operating Income		$—	$—		$—	$12,286
Property management expense		—	—		—	(242)
Depreciation and amortization		—	—		—	(4,327)
Other taxes		—	—		—	(112)
Gain on Sale of Discontinued Operations		—	—		—	375,237
Income from Discontinued Operations		$—	$—		$—	$382,842

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2016, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2016, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

(e) Hurricane expenses include storm-related expenses related to Hurricanes Harvey and Irma.

(f) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q17	4Q16	Growth	4Q17	4Q16	Growth	4Q17	4Q16	Growth
D.C. Metro	5,033	$28,288	$27,762	1.9%	$9,316	$8,779	6.1%	$18,972	$18,983	(0.1)%
Houston, TX	5,912	27,104	26,635	1.8%	10,313	9,142	12.8%	16,791	17,493	(4.0)%
Los Angeles/Orange County, CA	2,068	13,526	13,033	3.8%	4,120	3,847	7.1%	9,406	9,186	2.4%
Atlanta, GA	3,633	16,166	15,478	4.4%	5,652	5,373	5.2%	10,514	10,105	4.0%
SE Florida	2,781	17,224	17,076	0.9%	5,972	5,594	6.8%	11,252	11,482	(2.0)%
Dallas, TX	3,993	16,963	16,358	3.7%	7,257	6,826	6.3%	9,706	9,532	1.8%
Charlotte, NC	2,487	10,680	10,477	1.9%	3,126	2,881	8.5%	7,554	7,596	(0.6)%
Denver, CO	1,941	9,827	9,488	3.6%	2,792	2,685	4.0%	7,035	6,803	3.4%
Phoenix, AZ	2,549	11,182	10,710	4.4%	3,526	3,532	(0.2)%	7,656	7,178	6.7%
Orlando, FL	2,662	11,451	10,869	5.4%	4,203	3,785	11.0%	7,248	7,084	2.3%
Raleigh, NC	2,704	9,995	9,552	4.6%	3,183	3,323	(4.2)%	6,812	6,229	9.4%
San Diego/Inland Empire, CA	1,665	10,017	9,592	4.4%	3,420	3,350	2.1%	6,597	6,242	5.7%
Austin, TX	2,000	8,721	8,602	1.4%	3,804	3,524	7.9%	4,917	5,078	(3.2)%
Tampa, FL	1,928	8,417	7,968	5.6%	3,083	2,967	3.9%	5,334	5,001	6.7%
Corpus Christi, TX	632	2,094	2,108	(0.7)%	839	834	0.6%	1,255	1,274	(1.5)%

Total Same Property	41,988	$201,655	$195,708	3.0%	$70,606	$66,442	6.3%	$131,049	$129,266	1.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q17	4Q16	Growth	4Q17	4Q16	Growth	4Q17	4Q16	Growth
D.C. Metro	14.5%	94.8%	94.9%	(0.1)%	$1,726	$1,687	2.3%	$1,976	$1,936	2.0%
Houston, TX	12.8%	97.3%	92.3%	5.0%	1,381	1,430	(3.4)%	1,571	1,624	(3.2)%
Los Angeles/Orange County, CA	7.2%	95.4%	95.5%	(0.1)%	2,083	2,002	4.0%	2,285	2,199	3.9%
Atlanta, GA	8.0%	95.8%	95.4%	0.4%	1,331	1,278	4.1%	1,548	1,489	4.0%
SE Florida	8.6%	96.0%	95.9%	0.1%	1,891	1,893	(0.1)%	2,150	2,134	0.8%
Dallas, TX	7.4%	95.5%	95.8%	(0.3)%	1,258	1,219	3.2%	1,482	1,426	4.0%
Charlotte, NC	5.8%	95.4%	95.3%	0.1%	1,285	1,263	1.7%	1,500	1,474	1.8%
Denver, CO	5.4%	94.9%	95.3%	(0.4)%	1,550	1,481	4.7%	1,779	1,709	4.0%
Phoenix, AZ	5.8%	95.9%	95.1%	0.8%	1,263	1,221	3.4%	1,525	1,472	3.6%
Orlando, FL	5.5%	97.2%	95.6%	1.6%	1,262	1,210	4.3%	1,475	1,421	3.8%
Raleigh, NC	5.2%	94.5%	94.3%	0.2%	1,078	1,030	4.7%	1,304	1,249	4.4%
San Diego/Inland Empire, CA	5.0%	95.5%	94.8%	0.7%	1,873	1,792	4.5%	2,099	2,023	3.7%
Austin, TX	3.7%	95.3%	94.9%	0.4%	1,276	1,264	0.9%	1,525	1,510	1.0%
Tampa, FL	4.1%	96.3%	94.6%	1.7%	1,244	1,199	3.8%	1,512	1,456	3.9%
Corpus Christi, TX	1.0%	92.8%	91.9%	0.9%	966	987	(2.1)%	1,190	1,209	(1.6)%

Total Same Property	100.0%	95.7%	94.8%	0.9%	$1,444	$1,416	2.0%	$1,672	$1,638	2.1%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a) (b)	Included	4Q17	3Q17	Growth	4Q17	3Q17	Growth	4Q17	3Q17	Growth
D.C. Metro	5,033	$28,288	$28,634	(1.2)%	$9,316	$9,522	(2.2)%	$18,972	$19,112	(0.7)%
Houston, TX	5,912	27,104	26,755	1.3%	10,313	11,733	(12.1)%	16,791	15,022	11.8%
Los Angeles/Orange County, CA	2,068	13,526	13,484	0.3%	4,120	4,094	0.6%	9,406	9,390	0.2%
Atlanta, GA	3,633	16,166	16,189	(0.1)%	5,652	6,049	(6.6)%	10,514	10,140	3.7%
SE Florida	2,781	17,224	17,322	(0.6)%	5,972	6,001	(0.5)%	11,252	11,321	(0.6)%
Dallas, TX	3,993	16,963	16,974	(0.1)%	7,257	7,461	(2.7)%	9,706	9,513	2.0%
Charlotte, NC	2,487	10,680	10,841	(1.5)%	3,126	3,313	(5.6)%	7,554	7,528	0.3%
Denver, CO	1,941	9,827	9,910	(0.8)%	2,792	3,058	(8.7)%	7,035	6,852	2.7%
Phoenix, AZ	2,549	11,182	11,103	0.7%	3,526	3,750	(6.0)%	7,656	7,353	4.1%
Orlando, FL	2,662	11,451	11,457	(0.1)%	4,203	4,252	(1.2)%	7,248	7,205	0.6%
Raleigh, NC	2,704	9,995	10,086	(0.9)%	3,183	3,422	(7.0)%	6,812	6,664	2.2%
San Diego/Inland Empire, CA	1,665	10,017	10,032	(0.1)%	3,420	3,444	(0.7)%	6,597	6,588	0.1%
Austin, TX	2,000	8,721	8,858	(1.5)%	3,804	3,991	(4.7)%	4,917	4,867	1.0%
Tampa, FL	1,928	8,417	8,381	0.4%	3,083	3,215	(4.1)%	5,334	5,166	3.3%
Corpus Christi, TX	632	2,094	2,077	0.8%	839	904	(7.2)%	1,255	1,173	7.0%

Total Same Property	41,988	$201,655	$202,103	(0.2)%	$70,606	$74,209	(4.9)%	$131,049	$127,894	2.5%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q17	3Q17	Growth	4Q17	3Q17	Growth	4Q17	3Q17	Growth
D.C. Metro	14.5%	94.8%	95.9%	(1.1)%	$1,726	$1,716	0.6%	$1,976	$1,977	(0.1)%
Houston, TX	12.8%	97.3%	94.6%	2.7%	1,381	1,389	(0.6)%	1,571	1,595	(1.4)%
Los Angeles/Orange County, CA	7.2%	95.4%	96.1%	(0.7)%	2,083	2,065	0.9%	2,285	2,261	1.0%
Atlanta, GA	8.0%	95.8%	96.6%	(0.8)%	1,331	1,319	0.9%	1,548	1,538	0.7%
SE Florida	8.6%	96.0%	96.3%	(0.3)%	1,891	1,887	0.2%	2,150	2,156	(0.3)%
Dallas, TX	7.4%	95.5%	96.0%	(0.5)%	1,258	1,253	0.4%	1,482	1,475	0.4%
Charlotte, NC	5.8%	95.4%	96.7%	(1.3)%	1,285	1,282	0.2%	1,500	1,503	(0.2)%
Denver, CO	5.4%	94.9%	95.9%	(1.0)%	1,550	1,532	1.2%	1,779	1,775	0.2%
Phoenix, AZ	5.8%	95.9%	95.8%	0.1%	1,263	1,251	1.0%	1,525	1,516	0.6%
Orlando, FL	5.5%	97.2%	97.1%	0.1%	1,262	1,247	1.2%	1,475	1,478	(0.2)%
Raleigh, NC	5.2%	94.5%	95.5%	(1.0)%	1,078	1,068	0.9%	1,304	1,304	0.1%
San Diego/Inland Empire, CA	5.0%	95.5%	96.6%	(1.1)%	1,873	1,851	1.2%	2,099	2,080	1.0%
Austin, TX	3.7%	95.3%	96.4%	(1.1)%	1,276	1,274	0.2%	1,525	1,532	(0.4)%
Tampa, FL	4.1%	96.3%	96.2%	0.1%	1,244	1,235	0.7%	1,512	1,506	0.3%
Corpus Christi, TX	1.0%	92.8%	92.4%	0.4%	966	959	0.7%	1,190	1,185	0.4%

Total Same Property	100.0%	95.7%	95.9%	(0.2)%	$1,444	$1,437	0.5%	$1,672	$1,672	0.0%

(a) 3Q17 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Year to Date Results (a) (b)	Included	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
D.C. Metro	5,033	$113,435	$109,970	3.2%	$37,028	$35,349	4.7%	$76,407	$74,621	2.4%
Houston, TX	5,912	106,733	109,051	(2.1)%	46,374	44,563	4.1%	60,359	64,488	(6.4)%
Los Angeles/Orange County, CA	2,068	53,409	51,050	4.6%	15,963	15,473	3.2%	37,446	35,577	5.3%
Atlanta, GA	3,633	63,827	60,867	4.9%	23,235	22,032	5.5%	40,592	38,835	4.5%
SE Florida	2,781	69,136	67,782	2.0%	23,716	22,423	5.8%	45,420	45,359	0.1%
Dallas, TX	3,993	67,199	64,357	4.4%	28,507	26,864	6.1%	38,692	37,493	3.2%
Charlotte, NC	2,487	42,673	41,885	1.9%	12,869	12,667	1.6%	29,804	29,218	2.0%
Denver, CO	1,941	39,077	37,099	5.3%	11,504	10,339	11.3%	27,573	26,760	3.0%
Phoenix, AZ	2,549	44,046	42,177	4.4%	14,467	14,394	0.5%	29,579	27,783	6.5%
Orlando, FL	2,662	45,066	43,080	4.6%	16,361	15,460	5.8%	28,705	27,620	3.9%
Raleigh, NC	2,704	39,535	38,022	4.0%	13,017	13,469	(3.4)%	26,518	24,553	8.0%
San Diego/Inland Empire, CA	1,665	39,538	37,738	4.8%	13,585	13,294	2.2%	25,953	24,444	6.2%
Austin, TX	2,000	35,005	34,005	2.9%	15,329	14,743	4.0%	19,676	19,262	2.1%
Tampa, FL	1,928	33,024	31,772	3.9%	12,389	11,956	3.6%	20,635	19,816	4.1%
Corpus Christi, TX	632	8,248	8,643	(4.6)%	3,484	3,418	1.9%	4,764	5,225	(8.8)%

Total Same Property	41,988	$799,951	$777,498	2.9%	$287,828	$276,444	4.1%	$512,123	$501,054	2.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2017	2016	Growth	2017	2016	Growth	2017	2016	Growth
D.C. Metro	14.9%	95.6%	95.3%	0.3%	$1,710	$1,674	2.2%	$1,964	$1,910	2.9%
Houston, TX	11.8%	94.4%	93.7%	0.7%	1,397	1,451	(3.7)%	1,594	1,639	(2.8)%
Los Angeles/Orange County, CA	7.3%	95.6%	95.3%	0.3%	2,053	1,964	4.5%	2,250	2,158	4.3%
Atlanta, GA	7.9%	96.0%	95.7%	0.3%	1,308	1,255	4.2%	1,525	1,459	4.6%
SE Florida	8.9%	95.9%	96.3%	(0.4)%	1,890	1,869	1.1%	2,159	2,108	2.4%
Dallas, TX	7.6%	95.8%	96.2%	(0.4)%	1,245	1,195	4.2%	1,464	1,396	4.8%
Charlotte, NC	5.8%	95.8%	96.0%	(0.2)%	1,275	1,250	2.0%	1,493	1,461	2.1%
Denver, CO	5.4%	95.6%	95.4%	0.2%	1,519	1,460	4.0%	1,755	1,670	5.1%
Phoenix, AZ	5.8%	95.5%	94.6%	0.9%	1,247	1,207	3.3%	1,508	1,457	3.5%
Orlando, FL	5.6%	96.6%	96.2%	0.4%	1,239	1,185	4.6%	1,460	1,402	4.2%
Raleigh, NC	5.2%	94.5%	95.0%	(0.5)%	1,058	1,009	4.9%	1,289	1,233	4.5%
San Diego/Inland Empire, CA	5.1%	95.4%	95.3%	0.1%	1,838	1,753	4.8%	2,073	1,980	4.7%
Austin, TX	3.8%	95.8%	95.5%	0.3%	1,271	1,242	2.3%	1,522	1,484	2.6%
Tampa, FL	4.0%	95.8%	95.6%	0.2%	1,226	1,175	4.3%	1,490	1,436	3.7%
Corpus Christi, TX	0.9%	91.8%	92.7%	(0.9)%	964	1,002	(3.8)%	1,184	1,229	(3.7)%

Total Same Property	100.0%	95.5%	95.3%	0.2%	$1,432	$1,400	2.3%	$1,663	$1,619	2.7%

(a) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2017
(In thousands)

(Unaudited)

					% of Actual
					4Q17 Operating
Quarterly Comparison (a)	4Q17	4Q16	$ Change	% Change	Expenses

Property taxes	$23,870	$21,702	$2,168	10.0%	33.8%
Salaries and Benefits for On-site Employees	14,657	14,217	440	3.1%	20.8%
Utilities	16,415	15,955	460	2.9%	23.2%
Repairs and Maintenance	8,825	8,477	348	4.1%	12.5%
Property Insurance	2,481	1,714	767	44.7%	3.5%
General and Administrative	2,580	2,547	33	1.3%	3.7%
Marketing and Leasing	1,193	1,237	(44)	(3.6)%	1.7%
Other	585	593	(8)	(1.3)%	0.8%

Total Same Property	$70,606	$66,442	$4,164	6.3%	100.0%

					% of Actual
					4Q17 Operating
Sequential Comparison (a) (b)	4Q17	3Q17	$ Change	% Change	Expenses

Property taxes	$23,870	$25,098	($1,228)	(4.9)%	33.8%
Salaries and Benefits for On-site Employees	14,657	16,014	(1,357)	(8.5)%	20.8%
Utilities	16,415	16,830	(415)	(2.5)%	23.2%
Repairs and Maintenance	8,825	10,011	(1,186)	(11.8)%	12.5%
Property Insurance	2,481	1,943	538	27.7%	3.5%
General and Administrative	2,580	2,526	54	2.1%	3.7%
Marketing and Leasing	1,193	1,212	(19)	(1.6)%	1.7%
Other	585	575	10	1.7%	0.8%

Total Same Property	$70,606	$74,209	($3,603)	(4.9)%	100.0%

					% of Actual
					2017 Operating
Year to Date Comparison (a) (b)	2017	2016	$ Change	% Change	Expenses

Property taxes	$99,463	$95,588	$3,875	4.1%	34.6%
Salaries and Benefits for On-site Employees	59,656	59,150	506	0.9%	20.7%
Utilities	65,166	60,791	4,375	7.2%	22.6%
Repairs and Maintenance	37,854	37,341	513	1.4%	13.2%
Property Insurance	8,591	6,800	1,791	26.3%	3.0%
General and Administrative	10,105	9,713	392	4.0%	3.5%
Marketing and Leasing	4,653	4,668	(15)	(0.3)%	1.6%
Other	2,340	2,393	(53)	(2.2)%	0.8%

Total Same Property	$287,828	$276,444	$11,384	4.1%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes
"Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma which occurred in the third quarter 2017.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (a)	2017	2016	2017	2016
Property Revenues
Rental revenues	$8,569	$8,175	$33,280	$32,601
Other property revenues	1,056	1,185	4,889	4,908
Total property revenues	9,625	9,360	38,169	37,509

Property expenses
Property operating and maintenance	2,339	2,228	9,387	9,053
Real estate taxes	1,427	1,318	6,237	5,995
	3,766	3,546	15,624	15,048

Net Operating Income	5,859	5,814	22,545	22,461

Other expenses
Interest	1,624	1,380	6,259	5,812
Depreciation and amortization	2,174	2,227	8,756	9,129
Other (including debt prepayment penalties) (b)	96	134	708	395
Total other expenses	3,894	3,741	15,723	15,336

Equity in income of joint ventures	$1,965	$2,073	$6,822	$7,125

	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
BALANCE SHEET DATA(c)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	750,164	746,460	744,446	741,621	740,075
	860,076	856,372	854,358	851,533	849,987
Accumulated Depreciation	(172,554)	(165,285)	(158,214)	(151,073)	(143,931)
Net operating real estate assets	687,522	691,087	696,144	700,460	706,056
Properties under development and land	1,265	1,265	1,265	1,265	1,265
Cash and other assets, net	27,097	27,089	22,918	15,607	19,617
Total assets	$715,884	$719,441	$720,327	$717,332	$726,938

Notes payable	$514,457	$515,592	$517,387	$519,189	$518,716
Other liabilities	26,928	25,873	20,916	14,781	24,175
Total liabilities	541,385	541,465	538,303	533,970	542,891

Member's equity	174,499	177,976	182,024	183,362	184,047
Total liabilities and members' equity	$715,884	$719,441	$720,327	$717,332	$726,938

Company's equity investment	$27,237	$28,420	$29,665	$30,062	$30,254

Company's pro-rata share of debt	$161,025	$161,380	$161,942	$162,506	$162,358

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Equity in Income includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the twelve months ended December 31, 2017.
(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2017 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 1/30/2018
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoMa II	405	$107.2			1Q15	1Q17	2Q17	2Q19	68%	67%
	Washington, DC

Total Completed Communities in Lease-Up		405	$107.2							68%	67%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/30/2018
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Shady Grove	457	$116.0	$112.5	$18.3	2Q15	1Q17	1Q18	3Q19	59%	53%
	Rockville, MD
2.	Camden McGowen Station	315	90.0	65.7	65.7	4Q14	1Q18	3Q18	4Q19
	Houston, TX
3.	Camden Washingtonian	365	90.0	65.7	65.7	3Q16	2Q18	1Q19	4Q19
	Gaithersburg, MD
4.	Camden North End I	441	105.0	53.0	53.0	4Q16	2Q18	2Q19	2Q20
	Phoenix, AZ
5.	Camden Grandview II	28	21.0	11.1	11.1	2Q17	4Q18	4Q18	2Q19
	Charlotte, NC
6.	Camden RiNo	233	75.0	23.6	23.6	3Q17	4Q19	2Q20	4Q20
	Denver, CO
7.	Camden Downtown I	271	132.0	15.1	15.1	4Q17	1Q20	3Q20	1Q21
	Houston, TX

Total Development Communities		2,110	$629.0	$346.7	$252.5					59%	53%

Additional Development Pipeline & Land (a)					124.7

Total Properties Under Development and Land (per Balance Sheet)					$377.2

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q17 NOI
Communities that Stabilized During Quarter								$56.3	$0.9
Completed Communities in Lease-Up								107.2	1.1
Development Communities in Lease-Up								112.5	0.7
Total Development Communities NOI Contribution								$276.0	$2.7

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2017 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Buckhead (b)	375	$104.0	$17.9
	Atlanta, GA
2.	Camden Atlantic	269	90.0	15.5
	Plantation, FL
3.	Camden Arts District	354	150.0	19.3
	Los Angeles, CA
4.	Camden Hillcrest	125	75.0	23.6
	San Diego, CA
5.	Camden Gallery II	5	3.0	1.4
	Charlotte, NC
6.	Camden North End II	326	73.0	12.2
	Phoenix, AZ
7.	Camden Paces III	350	100.0	13.6
	Atlanta, GA
8.	Camden Downtown II	271	145.0	10.1
	Houston, TX

Development Pipeline		2,075	$740.0	$113.6

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Phoenix, AZ (c)	14.0		$11.1

Land Holdings/Other		14.0		$11.1

Total Development Pipeline and Land				$124.7

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Camden Buckhead is Phase 2 of our Paces development.

(c) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2017/2018 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
2017 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Buckhead Square	Atlanta, GA	$58.3	250 Homes	$1,586	2015	6/1/2017

Total/Average Acquisitions			$58.3	250 Homes	$1,586

				Apartment	Weighted Average	Community
2018 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Pier District	St. Petersburg, FL	$126.9	358 Homes	$2,380	2016	1/11/2018

Total/Average Acquisitions			$126.9	358 Homes	$2,380

				Apartment	Weighted Average	Community
2017 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Miramar	Corpus Christi, TX	$78.4	1,005 Homes	$1,144	1994	12/12/2017

Total/Average Dispositions			$78.4	1,005 Homes	$1,144

2017 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Hillcrest	San Diego, CA	$20.0	8.2	4/18/2017

Total/Average Land Acquisitions			$20.0	8.2 Acres

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2017:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2018	($1,277)	$175,000	$—	$173,723	7.9%	1.9%
2019	(1,075)	644,107	—	643,032	29.2%	5.4%
2020	(1,218)	—	—	(1,218)	(0.1)%	N/A
2021	(907)	—	250,000	249,093	11.3%	4.8%
2022	(696)	—	350,000	349,304	15.8%	3.2%
Thereafter	40,664	—	750,000	790,664	35.9%	4.4%
Total Maturing Debt	$35,491	$819,107	$1,350,000	$2,204,598	100.0%	4.3%

Unsecured Line of Credit	$—	$—	$—	$—	—%	N/A
Other Short Term Borrowing	—	—	—	—	—%	N/A
Total Debt	$35,491	$819,107	$1,350,000	$2,204,598	100.0%	4.3%

Weighted Average Maturity of Debt		4.3 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$175,000	7.9%	1.9%	0.8 Years
Fixed rate debt	2,029,598	92.1%	4.5%	4.6 Years
Total	$2,204,598	100.0%	4.3%	4.3 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,338,628	60.7%	4.1%	5.3 Years
Secured debt	865,970	39.3%	4.6%	2.7 Years
Total	$2,204,598	100.0%	4.3%	4.3 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$690,970	79.8%	5.3%	3.2 Years
Conventional variable-rate mortgage debt	175,000	20.2%	1.9%	0.8 Years
Total	$865,970	100.0%	4.6%	2.7 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	4Q17 NOI	% of Total
Unencumbered real estate assets	36,153	75.5%	$6,132,848	80.0%	$114,133	76.5%
Encumbered real estate assets	11,707	24.5%	1,534,895	20.0%	35,056	23.5%
Total	47,860	100.0%	$7,667,743	100.0%	$149,189	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.6x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2018 AND 2019:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2018	($343)	$—	$—	($343)	N/A
2Q 2018	(347)	—	—	(347)	N/A
3Q 2018	(321)	175,000	—	174,679	1.9%
4Q 2018	(266)	—	—	(266)	N/A
2018	($1,277)	$175,000	$—	$173,723	1.9%

1Q 2019	($262)	$—	$—	($262)	N/A
2Q 2019	(189)	439,107	—	438,918	5.2%
3Q 2019	(312)	—	—	(312)	N/A
4Q 2019	(312)	205,000	—	204,688	5.8%
2019	($1,075)	$644,107	$—	$643,032	5.4%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	20%	Yes

Secured Debt to Gross Asset Value	<	40%	5%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	514%	Yes

Unsecured Debt to Gross Asset Value	<	60%	19%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	498%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	524%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2017:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2018	$539	$28,577	$29,116	18.1%	4.5%
2019	207	7,383	7,590	4.7%	4.2%
2020	16	—	16	—%	N/A
2021	(103)	5,160	5,057	3.1%	4.8%
2022	(117)	5,008	4,891	3.0%	3.0%
Thereafter	(519)	114,146	113,627	70.6%	3.7%
Total Maturing Debt	$23	$160,274	$160,297	99.5%	3.9%

Unsecured lines of credit (b)	$—	$728	$728	0.5%	4.6%
Total Debt	$23	$161,002	$161,025	100.0%	3.9%

Weighted Average Maturity of Debt		6.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,454	35.7%	3.4%	8.1 Years
Fixed rate debt		103,571	64.3%	4.2%	6.0 Years
Total		$161,025	100.0%	3.9%	6.7 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$103,571	64.3%	4.2%	6.0 Years
Conventional variable-rate mortgage debt		56,726	35.2%	3.4%	8.2 Years
Unsecured lines of credit		728	0.5%	4.6%	0.1 Years
Total		$161,025	100.0%	3.9%	6.7 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$860,076
Land		0	1,265
Total		7,283	$861,341

(a) Includes all available extension options.

(b) As of December 31, 2017 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2018 AND 2019:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
1Q 2018 (b)	$247	$10,088	$10,335	5.0%
2Q 2018	141	19,217	19,358	4.3%
3Q 2018	74	—	74	N/A
4Q 2018	77	—	77	N/A
2018	$539	$29,305	$29,844	4.5%

1Q 2019	$80	$—	$80	N/A
2Q 2019	73	3,654	3,727	4.4%
3Q 2019	43	—	43	N/A
4Q 2019	11	3,729	3,740	4.0%
2019	$207	$7,383	$7,590	4.2%

(a) Includes all available extension options.

(b) 1Q 2018 maturities includes unsecured lines of credit with $728 (Camden's pro-rata share) outstanding as of December 31, 2017. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$2,122	$46	$448	$10
Appliances	9.4	years	476	10	199	4
Painting	—		—	—	1,361	29
Cabinetry/Countertops	10.0	years	157	3	—	—
Other	9.3	years	1,119	24	688	15
Exteriors
Painting	5.0	years	1,125	24	—	—
Carpentry	10.0	years	364	8	—	—
Landscaping	5.8	years	1,512	32	2,071	45
Roofing	19.0	years	2,006	43	62	1
Site Drainage	10.0	years	292	6	—	—
Fencing/Stair	10.0	years	850	18	—	—
Other (b)	8.5	years	2,650	57	3,482	75
Common Areas
Mech., Elec., Plumbing	9.2	years	2,748	59	1,490	32
Parking/Paving	4.7	years	1,004	22	—	—
Pool/Exercise/Facility	7.2	years	4,358	94	331	7
Total Recurring (c)			$20,783	$446	$10,132	$218
Weighted Average Apartment Homes				46,533		46,533

Non-recurring capitalized expenditures (d)			$2,852

Revenue Enhancing Expenditures (e)	10.0	years	$14,033	$19,849
Revenue Enhanced Apartment Homes				707

	Year to date 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$9,448	$204	$2,014	$44
Appliances	9.4	years	1,977	43	875	19
Painting	—		—	—	5,746	124
Cabinetry/Countertops	10.0	years	682	15	—	—
Other	9.3	years	4,805	104	2,251	49
Exteriors
Painting	5.0	years	3,669	79	—	—
Carpentry	10.0	years	1,626	35	—	—
Landscaping	5.8	years	3,128	68	9,555	207
Roofing	19.0	years	4,323	94	591	13
Site Drainage	10.0	years	633	14	—	—
Fencing/Stair	10.0	years	2,036	44	—	—
Other (b)	8.5	years	9,900	214	14,814	320
Common Areas
Mech., Elec., Plumbing	9.2	years	9,743	211	5,906	128
Parking/Paving	4.7	years	2,852	62	—	—
Pool/Exercise/Facility	7.2	years	9,936	215	1,427	31
Total Recurring (c)			$64,758	$1,402	$43,179	$935
Weighted Average Apartment Homes				46,210		46,210

Non-recurring capitalized expenditures (d)			$6,686

Revenue Enhancing Expenditures (e)	10.0	years	$39,112	$16,175
Revenue Enhanced Apartment Homes				2,418

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2017.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2017 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2017 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2018 FINANCIAL OUTLOOK
AS OF FEBRUARY 1, 2018

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.62 - $4.82

"Same Property" Communities
Number of Units	41,968
2017 Base Net Operating Income	$509 million
Total Revenue Growth	2.5% - 3.5%
Total Expense Growth	3.5% - 4.5%
Net Operating Income Growth	1.5% - 3.5%
Impact from 1% change in NOI Growth is approximately $0.052 / share

Physical Occupancy	95.5%

Capitalized Expenditures
Recurring	$65 - $69 million
Revenue Enhancing Capex and Repositions (a)	$37 - $41 million
Redevelopments (b)	$28 - $32 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$400 - $600 million
Disposition Volume (consolidated on balance sheet)	$0 - $200 million

Development
Development Starts (consolidated on balance sheet)	$100 - $300 million
Development Spend (consolidated on balance sheet)	$185 - $215 million

Equity in Income of Joint Ventures (FFO)	$15 - $17 million

Non-Property Income
Non-Property Income, Net	$3 - $5 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense	$47 - $51 million
Property management expense	$25 - $27 million
Corporate G&A Depreciation/Amortization	$6 - $8 million

Capital
Expected Debt Capital Transactions	$300 - $400 million
Expensed Interest	$85 - $89 million
Capitalized Interest	$12 - $14 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades or other new amenities.

(b) Redevelopments are capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net income attributable to common shareholders	$87,989	$40,893	$196,422	$819,823
Real estate depreciation and amortization	66,448	61,214	257,540	243,908
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,253	2,250	8,903	9,194
Income allocated to non-controlling interests	1,093	1,187	4,438	18,403
Gain on sale of operating properties, net of tax	(43,231)	—	(43,231)	(294,954)
Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Funds from operations	$114,552	$105,544	$424,072	$425,464

Less: recurring capitalized expenditures	(20,783)	(15,475)	(64,758)	(59,084)

Adjusted funds from operations	$93,769	$90,069	$359,314	$366,380

Weighted average number of common shares outstanding:
EPS diluted	97,068	90,844	92,515	89,903
FFO/AFFO diluted	97,068	91,926	93,594	91,794

Total earnings per common share - diluted	$0.91	$0.45	$2.13	$9.05
FFO per common share - diluted	$1.18	$1.15	$4.53	$4.64
AFFO per common share - diluted	$0.97	$0.98	$3.84	$3.99

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q18	Range	2018	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.40	$0.44	$1.68	$1.88
Expected real estate depreciation and amortization	0.67	0.67	2.81	2.81
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.11	$1.15	$4.62	$4.82

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
Net income	$89,082	$42,080	$200,860	$838,226
Less: Fee and asset management income	(2,370)	(1,641)	(8,176)	(6,864)
Less: Interest and other income	(1,432)	(836)	(3,011)	(2,202)
Less: Income on deferred compensation plans	(4,902)	(730)	(16,608)	(5,511)
Plus: Property management expense	5,991	5,978	25,773	25,125
Plus: Fee and asset management expense	1,085	987	3,903	3,848
Plus: General and administrative expense	13,002	12,579	50,587	47,415
Plus: Interest expense	20,618	23,209	86,750	93,145
Plus: Depreciation and amortization expense	68,193	62,767	263,974	250,146
Plus: Expense on deferred compensation plans	4,902	730	16,608	5,511
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Gain on sale of operating properties, including land	(43,231)	—	(43,231)	(295,397)
Less: Equity in income of joint ventures	(1,965)	(2,073)	(6,822)	(7,125)
Plus: Income tax expense	216	413	1,224	1,617
Less: Income from discontinued operations	—	—	—	(7,605)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Net Operating Income (NOI)	$149,189	$143,463	$572,154	$565,092

"Same Property" Communities	$131,049	$129,266	$512,123	$501,054
Non-"Same Property" Communities	13,067	9,990	48,799	31,376
Development and Lease-Up Communities	1,799	—	3,635	—
Hurricane Expenses	—	—	(3,944)	—
Dispositions/Other	3,274	4,207	11,541	32,662
Net Operating Income (NOI)	$149,189	$143,463	$572,154	$565,092

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2017	2016	2017	2016
Net income attributable to common shareholders	$87,989	$40,893	$196,422	$819,823
Plus: Interest expense	20,618	23,209	86,750	93,145
Plus: Depreciation and amortization expense	68,193	62,767	263,974	250,146
Plus: Income allocated to non-controlling interests from continuing operations	1,093	1,187	4,438	18,403
Plus: Income tax expense	216	413	1,224	1,617
Plus: Real estate depreciation from discontinued operations	—	—	—	4,327
Less: Gain on sale of operating properties, including land	(43,231)	—	(43,231)	(295,397)
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Equity in income of joint ventures	(1,965)	(2,073)	(6,822)	(7,125)
Less: Gain on sale of discontinued operations, net of tax	—	—	—	(375,237)
Adjusted EBITDA	$132,913	$126,396	$503,078	$509,702

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q1 '18	Q2 '18	Q3 '18	Q4 '18
Earnings Release & Conference Call		Early May	Late July	Late October	Early February

Dividend Information - Common Shares:	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
Declaration Date	2/7/2017	6/15/2017	9/8/2017	12/1/2017	2/1/2018
Record Date	3/31/2017	6/30/2017	9/29/2017	12/15/2017	3/30/2018
Payment Date	4/17/2017	7/17/2017	10/17/2017	1/17/2018	4/17/2018
Distributions Per Share	$0.75	$0.75	$0.75	$0.75	$0.77

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2017

(Unaudited)							4Q17 Avg Monthly		4Q17 Avg Monthly
			Year Placed	Average	Apartment	4Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,333	$1.16	$1,560	$1.36
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,119	1.42	1,382	1.76
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,540	1.49	1,900	1.84
Camden Hayden	Tempe	AZ	2015	1,043	234	95%	1,447	1.39	1,688	1.62
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,225	1.15	1,481	1.39
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,305	1.22	1,567	1.46
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	1,078	1.17	1,320	1.43
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,194	1.21	1,416	1.44
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,212	1.16	1,482	1.42
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	94%	1,497	1.15	1,773	1.36
TOTAL ARIZONA	10	Properties		1,030	2,929	96%	1,272	1.24	1,530	1.49

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	2,028	2.01	2,219	2.20
Camden Glendale	Glendale	CA	2015	882	303	92%	2,100	2.38	2,263	2.57
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,566	2.61	2,754	2.81
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,099	2.08	2,313	2.29
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	1,747	2.20	1,970	2.48
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	2,029	2.28	2,202	2.47
The Camden	Hollywood	CA	2016	768	287	94%	3,139	4.09	3,201	4.17
Total Los Angeles/Orange County	7	Properties		899	2,658	95%	2,199	2.45	2,381	2.65

Camden Landmark	Ontario	CA	2006	982	469	95%	1,586	1.61	1,765	1.80
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	2,062	1.99	2,309	2.23
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,900	1.97	2,136	2.22
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,585	2.88	2,833	3.16
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	1,658	1.58	1,906	1.81
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	1,873	1.89	2,100	2.12

TOTAL CALIFORNIA	12	Properties		935	4,323	95%	2,073	2.22	2,272	2.43

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,426	1.61	1,649	1.86
Camden Caley	Englewood	CO	2000	925	218	95%	1,434	1.55	1,669	1.81
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,657	1.63	1,892	1.86
Camden Flatirons	Denver	CO	2015	960	424	96%	1,554	1.62	1,795	1.87
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	94%	1,688	1.47	1,919	1.67
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,546	1.53	1,769	1.75
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,500	1.61	1,731	1.86
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,516	1.80	1,753	2.08
TOTAL COLORADO	8	Properties		971	2,632	95%	1,547	1.59	1,779	1.83

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	95%	1,662	1.57	1,923	1.81
Camden College Park	College Park	MD	2008	942	508	95%	1,553	1.65	1,784	1.89
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,687	1.73	1,938	1.98
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,780	1.69	2,040	1.93
Camden Fairfax Corner	Fairfax	VA	2006	934	489	95%	1,846	1.98	2,118	2.27
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,750	1.76	2,024	2.03
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,469	3.67	2,810	4.18
Camden Lansdowne	Leesburg	VA	2002	1,006	690	94%	1,564	1.56	1,823	1.81
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	94%	1,671	1.63	1,836	1.79
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,567	1.83	1,806	2.11
Camden Noma	Washington	DC	2014	770	321	94%	2,215	2.88	2,554	3.32
Camden Noma II (1)	Washington	DC	2017	759	405	Lease-Up	2,319	3.05	2,500	3.29
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	1,947	2.33	2,246	2.69
Camden Roosevelt	Washington	DC	2003	856	198	88%	2,766	3.23	3,038	3.55
Camden Russett	Laurel	MD	2000	992	426	94%	1,457	1.47	1,669	1.68
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,543	1.58	1,805	1.85
Camden South Capitol (2)	Washington	DC	2013	821	281	95%	2,218	2.70	2,548	3.10
TOTAL DC METRO	17	Properties		929	6,040	95%	1,814	1.95	2,058	2.22

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,937	1.75	2,247	2.03
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	1,927	2.29	2,136	2.53
Camden Brickell	Miami	FL	2003	937	405	95%	2,052	2.19	2,235	2.39
Camden Doral	Miami	FL	1999	1,120	260	97%	1,874	1.67	2,100	1.87
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,009	1.60	2,282	1.82
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	2,054	1.97	2,295	2.20
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,647	1.37	1,947	1.62
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,698	1.53	2,008	1.81
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,891	1.75	2,150	1.99

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2017

(Unaudited)							4Q17 Avg Monthly		4Q17 Avg Monthly
			Year Placed	Average	Apartment	4Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,351	$1.26	$1,574	$1.46
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,238	1.30	1,464	1.53
Camden LaVina	Orlando	FL	2012	970	420	98%	1,257	1.30	1,466	1.51
Camden Lee Vista	Orlando	FL	2000	937	492	98%	1,179	1.26	1,392	1.48
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,348	1.65	1,570	1.92
Camden Town Square	Orlando	FL	2012	986	438	97%	1,298	1.32	1,493	1.52
Camden Waterford Lakes (2)	Orlando	FL	2014	971	300	96%	1,372	1.41	1,619	1.67
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,238	1.26	1,445	1.48
Total Orlando	8	Properties		962	2,962	97%	1,273	1.32	1,489	1.55

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,151	1.22	1,424	1.51
Camden Montague	Tampa	FL	2012	975	192	98%	1,295	1.33	1,546	1.59
Camden Preserve	Tampa	FL	1996	942	276	96%	1,372	1.46	1,611	1.71
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,171	1.15	1,433	1.41
Camden Visconti (2)	Tampa	FL	2007	1,125	450	95%	1,320	1.17	1,580	1.40
Camden Westchase Park	Tampa	FL	2012	992	348	96%	1,393	1.40	1,685	1.70
Total Tampa	6	Properties		998	2,378	96%	1,259	1.26	1,525	1.53

TOTAL FLORIDA	22	Properties		1,012	8,121	96%	1,480	1.46	1,725	1.70

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,336	1.46	1,573	1.72
Camden Buckhead Square	Atlanta	GA	2015	827	250	93%	1,586	1.92	1,723	2.08
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,293	1.31	1,395	1.41
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,353	1.14	1,592	1.34
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,302	1.29	1,534	1.52
Camden Fourth Ward	Atlanta	GA	2014	847	276	97%	1,657	1.96	1,876	2.22
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,454	1.55	1,679	1.79
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,597	1.85	2,865	2.04
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	1,285	1.25	1,554	1.51
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,521	1.50	1,690	1.66
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,223	1.07	1,482	1.30
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,297	1.30	1,541	1.54
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	1,034	1.02	1,247	1.24
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,376	1.53	1,533	1.70
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,461	1.44	1,675	1.65

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,274	1.22	1,484	1.42
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,454	1.61	1,672	1.85
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,419	1.66	1,618	1.89
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,155	1.12	1,346	1.30
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,033	1.10	1,226	1.30
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,141	1.31	1,351	1.55
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,445	1.95	1,639	2.21
Camden Grandview	Charlotte	NC	2000	1,059	266	94%	1,654	1.56	1,838	1.74
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	1,097	1.13	1,356	1.40
Camden South End	Charlotte	NC	2003	882	299	96%	1,381	1.57	1,597	1.81
Camden Southline (2)	Charlotte	NC	2015	831	266	96%	1,517	1.83	1,727	2.08
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	1,288	1.17	1,521	1.39
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,037	1.15	1,239	1.38
Total Charlotte	13	Properties		942	3,076	96%	1,322	1.40	1,535	1.63

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	96%	1,157	1.15	1,321	1.31
Camden Crest	Raleigh	NC	2001	1,013	438	96%	1,023	1.01	1,247	1.23
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	1,083	1.04	1,326	1.27
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,120	1.05	1,360	1.28
Camden Manor Park	Raleigh	NC	2006	966	484	94%	1,066	1.10	1,271	1.31
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,221	1.15	1,476	1.39
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	1,007	1.04	1,222	1.26
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	1,060	1.03	1,275	1.24
Total Raleigh	8	Properties		1,016	3,054	95%	1,087	1.07	1,306	1.29

TOTAL NORTH CAROLINA	21	Properties		979	6,130	95%	1,205	1.23	1,421	1.45

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2017

(Unaudited)							4Q17 Avg Monthly		4Q17 Avg Monthly
			Year Placed	Average	Apartment	4Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	97%	$1,074	$1.25	$1,321	$1.53
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	97%	1,136	1.25	1,393	1.53
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	95%	1,146	1.30	1,298	1.47
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,249	1.37	1,506	1.65
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,371	1.44	1,639	1.72
Camden Huntingdon	Austin	TX	1995	903	398	94%	1,134	1.26	1,409	1.56
Camden La Frontera	Austin	TX	2015	901	300	95%	1,223	1.36	1,453	1.61
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,462	1.74	1,682	2.01
Camden Shadow Brook (2)	Austin	TX	2009	909	496	95%	1,139	1.25	1,296	1.43
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,230	1.35	1,465	1.61
Total Austin	10	Properties		899	3,360	96%	1,214	1.35	1,442	1.60

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,101	1.27	1,365	1.57
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	852	1.10	1,041	1.34
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	94%	1,207	1.14	1,387	1.32
Total Corpus Christi	3	Properties		888	902	93%	1,038	1.17	1,250	1.41

Camden Addison	Addison	TX	1996	942	456	95%	1,186	1.26	1,411	1.50
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,443	1.53	1,680	1.78
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,204	1.31	1,445	1.57
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,163	1.27	1,360	1.49
Camden Cimarron	Irving	TX	1992	772	286	96%	1,183	1.53	1,404	1.82
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,374	1.46	1,489	1.59
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,341	1.44	1,571	1.69
Camden Henderson	Dallas	TX	2012	967	106	94%	1,545	1.60	1,813	1.87
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,251	1.50	1,448	1.74
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,259	1.45	1,502	1.73
Camden Panther Creek (2)	Frisco	TX	2009	946	295	95%	1,208	1.28	1,386	1.47
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,434	1.46	1,598	1.63
Camden Valley Park	Irving	TX	1986	743	516	95%	1,087	1.46	1,291	1.74
Camden Victory Park	Dallas	TX	2016	861	423	93%	1,577	1.83	1,804	2.09
Total Dallas/Ft. Worth	14	Properties		901	5,666	95%	1,305	1.45	1,514	1.68

Camden City Centre	Houston	TX	2007	932	379	96%	1,440	1.55	1,677	1.80
Camden City Centre II	Houston	TX	2013	868	268	93%	1,500	1.73	1,747	2.01
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	97%	1,249	1.26	1,356	1.36
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	97%	1,228	1.14	1,438	1.34
Camden Grand Harbor (2)	Katy	TX	2008	959	300	98%	1,156	1.21	1,287	1.34
Camden Greenway	Houston	TX	1999	861	756	98%	1,350	1.57	1,589	1.85
Camden Heights (2)	Houston	TX	2004	927	352	97%	1,431	1.54	1,602	1.73
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,184	1.27	1,377	1.47
Camden Midtown	Houston	TX	1999	844	337	95%	1,517	1.80	1,689	2.00
Camden Northpointe (2)	Tomball	TX	2008	940	384	96%	1,073	1.14	1,308	1.39
Camden Oak Crest	Houston	TX	2003	870	364	99%	1,089	1.25	1,231	1.41
Camden Park	Houston	TX	1995	866	288	98%	1,064	1.23	1,268	1.46
Camden Plaza	Houston	TX	2007	915	271	96%	1,507	1.65	1,712	1.87
Camden Post Oak	Houston	TX	2003	1,200	356	98%	2,416	2.01	2,529	2.11
Camden Royal Oaks	Houston	TX	2006	923	236	99%	1,293	1.40	1,369	1.48
Camden Royal Oaks II	Houston	TX	2012	1,054	104	99%	1,490	1.41	1,544	1.46
Camden Spring Creek (2) (3)	Spring	TX	2004	1,080	304	84%	1,153	1.07	1,227	1.14
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,070	1.27	1,287	1.52
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	1,158	1.26	1,356	1.47
Camden Travis Street	Houston	TX	2010	819	253	95%	1,446	1.77	1,654	2.02
Camden Vanderbilt	Houston	TX	1996/1997	863	894	99%	1,404	1.63	1,615	1.87
Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,187	1.27	1,326	1.42
Camden Woodson Park (2)	Houston	TX	2008	916	248	97%	1,161	1.27	1,284	1.40
Camden Yorktown (2)	Houston	TX	2008	995	306	98%	1,144	1.15	1,332	1.34
Total Houston	24	Properties		930	8,434	97%	1,327	1.43	1,509	1.62

TOTAL TEXAS	50	Properties		914	18,362	96%	1,285	1.41	1,486	1.63

TOTAL PROPERTIES	155	Properties		958	53,033	96%	$1,458	$1.52	$1,675	$1.75

(1) Completed communities in lease-up as of December 31, 2017 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Occupancy is based on habitable units and excludes approximately 75 units during the period the apartment homes were being restored as a result of flooding from Hurricane Harvey. As of November 8th these units were restored and began leasing.